Operator JAFS Flight Support Services Agreement Page 1 FLIGHT SUPPORT SERVICES AGREEMENT This Flight Support Services Agreement (the “Agreement”) is made and entered into as of _______________, by and between Jet Aviation Flight Services, Inc. (the “Service Provider”), a Maryland corporation having its principal place of business at 112 Charles A. Lindbergh Drive, Teterboro, New Jersey 07608 and Carlyle Investment Management L.L.C. (the “Operator”), located at 1001 Pennsylvania Avenue NW, Suite 200, Washington DC 20001. WHEREAS, the Operator has entered into an Aircraft Lease Agreement (the “Dry Lease”) with Falstaff Partners LLC (“Owner”) dated _______________ for the non-exclusive leasing by Owner to Operator of that certain G650ER bearing manufacturer’s serial number 6444 and U.S. regis- tration number N524EA (the “Aircraft”), for Operator’s flights conducted under Part 91 of the FAR. Under the Dry Lease, the Operator from time to time will operate and be in lawful possession of the Aircraft; and WHEREAS, this Agreement will only be applicable and effective when international flights that require a one-way flight (including contiguous legs of a multiple leg business trip) that equals or exceeds ten (10) flight hours (e.g., a flight from New York, U.S.A. to Riyadh, Saudia Arabia) are conducted and Carlyle Investment Management L.L.C. is in operational control of the Aircraft under Part 91 of the FAR pursuant to the Dry Lease; and WHEREAS, Owner and Service Provider have entered into an Aircraft Services Agreement with respect to the management and maintenance of and the provision of flight crew for the Aircraft dated as of March 20, 2018 (the “ASA”). NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements, representations, and warranties herein contained, the parties agree as follows: SPECIFIC TERMS SCHEDULE I. Aircraft Identification Aircraft Make and Model: Gulfstream GVI G650ER Manufacturer’s Serial Number: 6444 Aircraft Registration Number: N524EA Registered Owner of the Aircraft*: Bank of Utah, not in its individual capacity but solely as Owner Trustee, 50 South 200 East, Suite 100 Salt Lake City, Utah 84111, Attn: Michael Arsenault Tel: 801-924-3675, Fax: 801-924-3630, Email: marsenault@bankofutah.com Beneficial Owner of the Aircraft (if different than Registered Owner)*: Falstaff Partners LLC Lessee of the Aircraft (if different than Registered Owner or Beneficial Owner)*: Carlyle Investment Management L.L.C Name of Lessors/Secured Parties*: Banc of America Leasing & Capital, LLC Operator/s*: Carlyle Investment Management L.L.C. 1001 Pennsylvania Avenue NW, Suite 200 Exhibit 10.5

Operator JAFS Flight Support Services Agreement Page 2 Washington DC 20004, Attn: Jeffrey Ferguson, Email: Jeffrey.ferguson@carlyle.com *Insert name/address/contact: II. Aircraft Operating Base The Aircraft will be based at: Dulles International Airport (KIAD) III. Insurance Aircraft shall be insured on Service Provider’s Fleet Policy in accordance with Section 10 of the ASA (all amounts specified in USD): Hull Value: $ 59,272,500 Liability Limit: $ no less than 500,000,000 War Risk: $ 500,000,000 The Fleet Policy shall be endorsed to include Owner and Operator as an “Additional Named In- sured”. Upon written request, Service Provider shall provide Certificate(s) of Insurance evidenc- ing the coverages listed above. IV. Flight Support Personnel The number of Flight Support Personnel requested to support the Operators trip requests is as follows: Pilots: Five (5) to be employed by Service Provider or additional as needed based on the Service Providers flight and duty policy o If at any time an international flight that requires a one-way flight (including contig- uous legs of a multiple leg business trip) that equals or exceeds ten (10) flight hours (e.g., a flight from New York, U.S.A. to Riyadh, Saudia Arabia) is conducted; a minimum of three (3) pilots shall be on board the Aircraft. V. Annual Services Fee, Start-Up Working Funds, and Other Fees and Expenses Hourly Services Fee: $10,000.00 per flight hour. o Service Provider will charge an administrative charge equal to $250.00 per hour. o This Hourly Services Fee shall be billed every hour the Operator utilizes the Aircraft under the Dry Lease and shall cover the direct operating costs of operating the Aircraft along with all flight support personnel expenses. o Any amounts billed by Service Provider to, and paid by, the Operator that exceed the actual cost of the flight under the Dry Lease shall be credited to Operator. o If the actual cost of the flight under the Dry Lease exceeds the Hourly Services Fee, the excess amount, as incurred on a flight by flight basis shall be included in the monthly invoice and paid directly to Service Provider by Owner. Operating Expenses payable as provided in Section 5.3 of this Agreement.

Operator JAFS Flight Support Services Agreement Page 3 VI. Agreement Term Effective Date: ______________ Initial Term: Twelve (12) Months (the “Initial Term”) VII. Notifications Any notices or requests required or permitted hereunder shall be sufficiently given and shall be deemed given after mailing by certified mail, return receipt requested, or delivered by an overnight courier service or electronic mail, and addressed as follows: To Service Provider: To Operator: Jet Aviation Flight Services, Inc. 112 Charles A. Lindbergh Drive Teterboro, NJ 07608 Attn: David Dalpiaz Vice President Email: david.dalpiaz@jetaviation.com If to Customer: Carlyle Investment Management L.L.C. 1001 Pennsylvania Avenue NW, Suite 200 Washington DC 20004 Attn: Jeffrey Ferguson Email: Jeffrey.ferguson@Car- lyle.com With a copy to: The Carlyle Group 1001 Pennsylvania Ave NW, Suite 200 Washington DC 20004 Attn: Mary Pat Decker Email: marypat.decker@carlyle.com VIII. Emergency Contact Information for Operator The following person is hereby designated as the Operator's representative for Service Provider to contact in the unlikely event of an Aircraft or other emergency incident. The contact information provided by Operator will be kept confidential and used only in the event Service Provider cannot contact an Operator repre- sentative in the normal course of dealings. Name: [to be completed by client before execution of the Agreement] Title: Relationship to Operator: Cell phone with 24 hour availability: Alternate contact phone number: Email: By signing below, Operator acknowledges that Operator has received a copy of and reviewed the attached Jet Aviation Flight Services, Inc. Flight Support Services Agreement Standard Terms and Conditions. The parties agree that such Standard Terms and Conditions (a) are an integral part of this Agreement, (b) are binding upon and enforceable against each party, and (c) combined with the Specific Terms Schedule, shall constitute the

Operator JAFS Flight Support Services Agreement Page 4 Agreement and govern the rights and obligations of the parties with respect to the subject matter of this Agreement. IN WITNESS WHEREOF, the parties have executed this Flight Support Services Agree- ment as of the Effective Date set forth in Section VI above. JET AVIATION FLIGHT SERVICES, INC. Signature Date:___________________________ Name: David Dalpiaz Title: Vice President of Flight Services OPERATOR Signature _Date:__________________________ Name: Title: /s/ David Dalpiaz /s/ Jeffrey Ferguson

Operator JAFS Flight Support Services Agreement Page 1 JET AVIATION FLIGHT SERVICES, INC. FLIGHT SUPPORT SERVICES AGREEMENT STANDARD TERMS AND CONDITIONS 1. Support Services 1.1 Service Provider expressly acknowledges and accepts that Operator shall exclusively use and operate the Aircraft under FAR Part 91 pursuant to the Dry Lease (as defined in the Agreement) and shall exercise operational control as more specifically set forth in Section 2.1 for FAA purposes, and that Owner shall have and retain at all times during the term of this Agreement the exclusive possession, command, and control of the Aircraft for purposes of Internal Revenue Code Section 4261, and the Regulations and rulings promulgated thereunder. In furtherance thereof, Operator agrees that it is solely responsible for remitting to Service Provider, or otherwise directly paying to the Internal Revenue Service, any and all Federal Transportation Excise Taxes, if applicable, pertaining to the Support Services, or any other services, or the services fees or any other fees and expenses, paid by Operator to Service Provider, or paid by Operator to any third party vendor directly, or otherwise paid pursuant to the terms of this Agreement. Operator understands and agrees that any determination (by Service Provider, Operator or the Internal Revenue Service) concerning applicability of Federal Transportation Excise Taxes may be made during the term of this Agreement, or subsequent to the termination hereof, and during any applicable statute of limitations period (as such period may be extended, if applicable). Operator hereby agrees to indemnify and hold Service Provider harmless from and against any such Federal Transportation Excise Taxes, interest and penalties related thereto. The provisions of this Section 1.1 shall survive the termination or expiration of this Agreement. In consideration of the Fees paid by Operator as set forth in Section V of the Specific Terms Schedule, Service Provider agrees to act as Operator’s agent, in all respects, with respect to the following support services (collectively, the “Support Services”): (a) Assist Operator to create a “Flight Program” for flight support personnel selection, monitoring, and training for the operation of the Aircraft under FAR Part 91; (b) Supply (if requested) and supervision of flight support personnel assigned by Operator to Operator’s Aircraft; (c) Record keeping, reporting, payment of Aircraft-related invoices, and other administrative requirements; (d) Pre and post flight inspections (e) Aircraft, passenger, and Flight Support Personnel coordination of scheduling and travel support services (for the avoidance of doubt, Service Provider understands and agrees that all Aircraft, passenger and Flight Support Personnel scheduling shall be controlled solely by Operator); and (f) Oversight, generally, of all Aircraft operations. IT IS UNDERSTOOD AND AGREED THAT OPERATOR MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, SELECTIVELY DETERMINE AND REQUEST, FROM TIME TO TIME, THE PARTICULAR SUPPORT SERVICES THAT IT REQUIRES FROM SERVICE PROVIDER, FROM THE ABOVE-REFERENCED SUPPORT SERVICES, AND OPERATOR IS UNDER NO OBLIGATION TO USE ANY SUCH SUPPORT SERVICES, AT ITS OPTION.

Operator JAFS Flight Support Services Agreement Page 2 2. Operational Control 2.1 Operator shall have and exercise Operational Control (as defined by 14 C.F.R. § 1.1) over all flights of the Aircraft by Operator during the term of this Agreement ("Operator Flights"), which flights shall be operated by Operator solely under FAR Part 91. Operator will, with Service Provider’s assistance, as Operator’s agent, at Operator’s cost, operate the Aircraft for all flights in compliance with all applicable FARs and other applicable laws, rules and regulations. In addition, Operator shall provide reasonable advance notice to Service Provider of any and all operations of the Aircraft by or on behalf of Operator. For the avoidance of doubt, the requirement of advance notice shall in no way grant Service Provider any approval rights whatsoever, but is intended merely to keep Service Provider informed of operations of the Aircraft by Operator or any third parties that have contracted with Service Provider. 2.2 Operator acknowledges that Service Provider has adopted a formal Safety Management System. Operator agrees to comply with safety policies of which Operator has been informed, and to inform Service Provider immediately of any issue or activity Operator observes which Operator believes may impact the safety of passengers, Flight Support Personnel or the Aircraft. 3. Flight Support Personnel 3.1 In the context of this Agreement, pilots employed by Service Provider and assigned to Operator’s Aircraft are collectively referred to as “Flight Support Personnel.” 3.2 Service Provider supervisory personnel will validate the qualifications and currency along with conduct required training and flight checks to observe Flight Support Personnel performance. 3.3 Service Provider shall conduct an annual performance review for all Flight Support Personnel. Operator is encouraged to provide comprehensive commentary in connection with such performance review. Service Provider will provide an overview of each performance review to, and discuss the same with, Operator. Operator shall have the right to approve or reject the aggregate amount of any increase in Flight Support Personnel compensation proposed by Service Provider for any subsequent year of the Term as a result of such performance reviews. 3.4 At all times, during the term of this Agreement, the Flight Support Personnel will remain employees of Service Provider and all of their compensation will be paid by Service Provider, and Service Provider shall be solely responsible for payment of all Flight Support Personnel social security taxes, Medicare taxes, employment taxes, health insurance premiums, and other employee benefits and Service Provider shall indemnify and hold harmless Operator from any and all employment related claims that may be made by Service Provider’s employees and contractors, under Workers’ Compensation or otherwise, resulting from employment matters with Service Provider. Notwithstanding the foregoing to the contrary, Service Provider and Operator further specifically agree and acknowledge that each pilot provided as a member of the Flight Support Personnel by Service Provider to Operator under this Agreement will be specifically appointed to serve as Operator’s limited agents for the purposes of assisting Operator with the conduct of its own flights of the Aircraft. Service Provider will cause each such pilot provided to Operator under this Agreement to execute

Operator JAFS Flight Support Services Agreement Page 3 an Acknowledgement of Pilot’s Appointment as Agent of Operator Regarding Possession, Use and Operational Control of Aircraft substantially in the form of Exhibit A attached hereto prior to that pilot to providing services to Operator pursuant to this Agreement. 3.5 Upon Operator’s request, Service Provider shall provide Flight Support Personnel that are appropriately certified, type-rated, and trained as required by the FARs, Service Provider’s recommendations, and as Operator’s agent, meet any Operator’s specific requests, and in accordance with the requirements of applicable law, all insurance policies covering the Aircraft, and Service Provider’s training and proficiency standards and policies. Operator may nominate one or more person(s) for appointment as members of the Flight Support Personnel from time to time, provided such person(s) meet Service Provider’s general hiring criteria, qualifications, specifications, policies, and procedures and the insurance requirements and conditions, and Service Provider shall use reasonable efforts to employ or contract with Operator’s nominated personnel; however, in the event such nominated personnel is or are unavailable for duty, Service Provider shall substitute qualified personnel, subject to the consent and approval of Operator, in Operator’s sole discretion, to serve as members of the Flight Support Personnel to support Operator’s flight schedule. SERVICE PROVIDER ACKNOWLEDGES THAT OPERATOR IS RELYING ON SERVICE PROVIDER’S EXPERIENCE AND EXPERTISE IN COMPLYING WITH APPLICABLE LAW WITH RESPECT TO PILOT QUALIFICATIONS, EXPERIENCE, AND LICENSING. The cost of Pilots shall be inclusive to the fees listed within the Specific Terms Schedule Section V. 3.6 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3, SERVICE PROVIDER UNDERSTANDS AND AGREES THAT OPERATOR MAY DIRECTLY PERFORM, OR CAUSE OTHER THIRD PARTIES TO PERFORM, ANY OR ALL OF THE SUPPORT SERVICES SPECIFIED IN THIS SECTION 3, TO THE EXCLUSION OF SERVICE PROVIDER, AND FOR THE AVOIDANCE OF DOUBT, SERVICE PROVIDER SHALL ONLY PERFORM, AS OPERATOR’S AGENT, THOSE SUPPORT SERVICES REQUESTED BY OPERATOR. IN THE EVENT THAT SERVICE PROVIDER REASONABLY DETERMINES THAT FLIGHT SUPPORT PERSONNEL OBTAINED BY THE OPERATOR THROUGH A THIRD PARTY, OTHER THAN THE SERVICE PROVIDER, ARE NOT PROPERLY TRAINED AND/OR QUALIFIED, OR ABIDING BY SERVICE PROVIDER’S RECOMMENDED PROCEDURES, WHICH CAN COMPROMISE SAFETY, SERVICE PROVIDER SHALL PROVIDE OPERATOR NOTICE THEREOF AND PROMPTLY INSTRUCT THE OPERATOR TO IMMEDIATELY TERMINATE THE FLIGHT AND USE OF THE NOT PROPERLY TRAINED OR QUALIFIED FLIGHT SUPPORT PERSONNEL. 4. Records and Administration: At Operator’s request and direction, and as Operator’s agent: 4.1 Service Provider shall maintain facilities for storage of Flight Support Personnel, Aircraft, and Operator Trip related records 4.2 Service Provider shall administer and provide flight operations supervision, scheduling assistance, and accounting support. 4.2 Service Provider will supply Operator with an annual and monthly reports summarizing flight activity.

Operator JAFS Flight Support Services Agreement Page 4 4.3 Service Provider will keep all flight, passenger, and cost records neat and up-to-date in accordance with good accounting practices. 4.4 All accounting records pertaining to the performance of Service Provider’s services hereunder will be open for review and audit by Operator at Service Provider’s Teterboro office upon advance notice throughout the term of this Agreement, and for the period ending two (2) years after the termination thereof. Service Provider will not destroy such records prior to the time when Operator’s right to inspect and audit terminates. The provisions of this Section will survive the termination or expiration of this Agreement. 5. Fees, Expenses, Start-up Working Funds and Billing Procedures 5.1 The Fees specified in Section V of the Specific Terms Schedule will be invoiced to Operator and payable by Operator in monthly installments in arrears. 5.2 Operating expenses payable by Operator in accordance with Section 5.5 shall be based on the hourly rate provided in Section V of the Specific Terms Schedule and shall include, but are not limited to, the following items incurred by Service Provider, as Operators agent and on Operator’s behalf ("Operating Expenses"): (a) Fuel, oil, lubricants, and other additives; (b) Travel expenses of the crew and Service Provider’s Director of Operations, Director of Flight Standards, Chief Pilot, and Check Airmen, including but not limited to, airfare, food, lodging, and ground transportation; (c) Hangar, tie-down and expense costs away from the Operating Base; (d) Insurance obtained for the specific flight; (e) Landing fees, airport taxes, and similar assessments; (f) Customs, ground handling, foreign permit, and similar fees directly related to the flight; (g) In-flight catering food and beverages, supplies and in-flight entertainment materials; (h) Passenger ground transportation; (i) Flight planning, airways, overflight and weather contract services; (j) Communications charges and outside computer services related to Aircraft operations and maintenance; and (k) Substitute Flight Support Personnel NOTWITHSTANDING THE FOREGOING, THE PARTIES UNDERSTAND AND AGREE THAT OPERATOR MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, PAY ANY OR ALL OF THE OPERATING EXPENSES DIRECTLY TO ANY THIRD PARTY VENDOR THEREOF, AND AT OPERATOR’S DIRECTION AND REQUEST, AND AS OPERATOR’S AGENT, SERVICE PROVIDER SHALL INSTRUCT ANY OR ALL OF

Operator JAFS Flight Support Services Agreement Page 5 SUCH THIRD PARTY VENDORS TO INVOICE OPERATOR DIRECTLY, AND NOT SERVICE PROVIDER. 5.3 Except as otherwise provided in Sections 5.2, Operating Expenses will first be paid by Service Provider on behalf of Operator, and then re-invoiced to Operator at the agreed upon rate stated in Section V of the Specific Terms Schedule. Service Provider will issue to Operator an invoice detailing all charges to Operator’s account for the preceding month. This invoice will be due 30 days from the invoice date. 5.4 Reserved. 5.5 Reserved. 5.6 Any amount not paid by Operator when due under this Agreement shall bear interest at a rate equal to one and one-half percent (1 1/2%) per month. 5.7 Service Provider will pass through to Operator the benefit of discounts available to Service Provider and applicable to the Aircraft due to volume purchasing of flight training, fuel, OEM parts, insurance, and related services. 6. Optional Network Services 6.1 Charter Services. In the event that Operator desires to receive charter air transportation services from Service Provider, Service Provider shall provide such services to Operator pursuant to the charter quote provided at time of booking such services at Service Provider’s cost plus ten percent (10%). Nothing in this Section 6.1 is intended to create any obligation for Operator to acquire charter air transportation services from Service Provider. 6.2 Professional Talent Acquisition. In the event that Operator desires to receive professional talent acquisition services for personnel, excluding the Flight Support Personnel referenced in this Agreement, Service Provider affiliate Jet Aviation Staffing, LLC (“JAS”) shall provide such services to Operator pursuant to preferred rates exclusive to Jet Aviation clients. Noth- ing in this Section 6.2 is intended to create any obligation for Operator to acquire profes- sional talent acquisition services from JAS. 7. Duration and Termination 7.1 The Initial Term of this Agreement is as set forth in Section VI of the Specific Terms Sched- ule. Upon expiration of the Initial Term and any Successive Term (as hereafter defined), this Agreement will be automatically extended for an additional twelve (12) month term (each such period, a “Successive Term”), unless no later than sixty (60) days prior to the expiration of the Initial Term or the then current Successive Term, one party provides the other party with irrevocable written notice of its intent to terminate the Agreement, whereupon this Agreement shall terminate at the end of the Initial Term or the then applicable Successive Term. Notwithstanding the foregoing, (a) Operator may terminate this Agreement in its sole and absolute discretion at any time upon no less than sixty (60) days prior written notice to Service Provider, (b) Service Provider may terminate this Agreement upon no less than sixty (60) days prior written notice to Operator if the Lessor terminates the Aircraft Services

Operator JAFS Flight Support Services Agreement Page 6 Agreement with the Service Provider, or (c) by either Party upon written notice to the other Party if (i) the leased Aircraft suffers a total loss, or (ii) the leased Aircraft suffers damage requiring it to be out of service for repairs for more than sixty (60) days and Service Provider and Operator are unable, within ten (10) days of such written notice, to mutually agree upon revised terms and conditions in this Agreement during such repair. 7.2 This Agreement may be terminated upon written notice by either party (the "Non-Defaulting Party") if (a) the other party shall fail to make any payment due hereunder within thirty (30) days of written notice from the Non-Defaulting Party that such payment is past due, (b) the other party shall fail or refuse to comply with and perform any other material agreement or obligation of such party set forth in this Agreement within thirty (30) days of receipt of notice thereof from the other party, or (c) any representation or warranty of such party set forth in this Agreement shall fail at any time to be true and correct, which failure, refusal, breach or default, if curable, shall not be cured within thirty (30) days after receipt by such party of written notice from the Non-Defaulting Party specifying such failure, refusal, breach or de- fault. In addition, this Agreement may be terminated upon written notice by the Non-De- faulting Party specifying such failure, refusal, breach, or default is not capable of being re- mediated within such thirty (30) day period and the defaulting party fails to commence rem- edy procedures within such thirty (30) day period and diligently prosecute such procedures until the default is cured. In addition, this Agreement may be terminated upon written notice by the Non-Defaulting Party if (d) the other party becomes insolvent or is unable to pay its debts in the ordinary course of business, (e) the other party makes an assignment for the benefit of its creditors, (f) a receiver, liquidator, custodian, trustee or the like is appointed for the other party or its property, (g) the other party commences a voluntary case or consents to the entry of an order for relief in any involuntary case under any applicable bankruptcy or insolvency law, or (h) the other party fails to keep and maintain in full force and effect the insurance coverages required to be maintained by such party in accordance with this Agree- ment. 7.3 In the event that Operator fails to make any payment when due under this Agreement, such failure shall be deemed to be a material breach of this Agreement and Service Provider may, at its option not less than fifteen (15) days after Operator’s receipt of written notice of the same, suspend its obligations hereunder pending receipt of overdue payments, in ad- dition to any right of termination of this Agreement in accordance with Section 7.2. 7.4 In addition to the termination rights of either party, Service Provider may terminate this Agreement immediately upon written notice to Operator, if (a) the Operator no longer pos- sesses any operating rights to any aircraft, (b) any lease, operating or financing agreement applicable to Operator or the Aircraft shall be declared in default and any party to such Agreement other than Operator shall demand or request possession of the Aircraft or un- dertake any action to repossess or otherwise restrict or deny the use and operation of the Aircraft by Operator or Service Provider in accordance with this Agreement, or (c) Operator is in default under any other agreement between Operator and Service Provider or any af- filiate of Service Provider, which default permits Service Provider or such affiliate to termi- nate such agreement or seek other remedies thereunder. 7.5 The exercise of any right of termination in accordance with Sections 7.1 through 7.6 shall be in addition to all other rights and remedies available to the non-breaching party under this Agreement or in law and in equity, each of which shall be cumulative and not exclusive, except as otherwise expressly limited herein.

Operator JAFS Flight Support Services Agreement Page 7 7.6 Each party shall remain liable for, and the termination of this Agreement shall not relieve either party of, its respective rights or obligations accrued under this Agreement prior to the effective date of such termination. 8. Business Relationship 8.1 Each party will use commercially reasonable efforts to hold in confidence any information it may gain regarding the other’s business. Operator will not disclose any of Service Provider’s reports, contracts, business terms, and manuals to any third party other than Operator’s attorneys, accountants, advisors, or lenders with a need to know such information, provided that the recipients thereof will be advised of the confidential nature of such information. Service Provider will, and will ensure that its employes and agents shall, hold in confidence all information regarding Operator, Operator’s flights, Operator’s passengers and Operator’s business that may become known to Service Provider and such employees and agents during the Term, except such disclosure as may be required in the course of Service Provider’s provision of services under this Agreement. 8.2 Operator appoints Service Provider as its agent for the purpose of performing all of the Support Services hereunder, and executing, for and on behalf of Operator, and as Operator’s agent, any and all agreements with third party vendors as shall be necessary in order for Service Provider to fulfill its obligations under this Agreement. Operator agrees to comply with any and all reasonable obligations and limitations set forth in any such agreements, and will be responsible for any and all liabilities arising out of such agreements, provided Service Provider has informed Operator of the same in writing prior to the execution of such agreements. Operator hereby agrees to indemnify, defend and hold Service Provider harmless from and against any claims, damages, losses or expenses (including reasonable legal fees and expenses) arising pursuant to any such agreements to which Operator has consented to Service Provider’s execution. The provisions of this Section 8 shall survive termination or expiration of this Agreement. 8.3 Notwithstanding anything to the contrary contained in this Agreement, Service Provider may not bind Operator without Operator’s prior consent, such consent not to be unreasonably withheld or delayed. 9. Force Majeure 9.1 Neither party will be deemed to be in breach of its obligations hereunder or have any liability for any delay in performance hereunder, including any cancellation of a flight, or damage to the Aircraft, arising in whole or in part from any act of God, act of nature, acts of civil or military authority, strike or labor dispute, mechanical failure, lack of essential supplies or parts, or for any other cause beyond the reasonable control of such party. 10. Liens 10.1 Service Provider will ensure that no liens are created or placed against the Aircraft or any part thereof by third parties for claims against Service Provider, except for mechanic’s liens to be discharged in the normal course of business or those arising out of any failure of Operator to pay or reimburse Service Provider for any fees and expenses as required herein and shall cause the same to be immediately released. Service Provider shall promptly release any third-party liens against the Aircraft arising from claims against Service Provider

Operator JAFS Flight Support Services Agreement Page 8 due to failure of Operator to pay or reimburse Service Provider upon receipt of such required fees and expenses. 11. Miscellaneous 11.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of its choice of law provisions. Any legal action or proceeding by or against any party hereto with respect to or arising out of this Agreement must be brought in or removed to the courts of the State of New York, in and for the County of New York, or the United States of America for the Southern District of New York (in each case sitting in the Borough of Manhattan). 11.2 In the event of a dispute or controversy under or relating to this Agreement other than a dispute or controversy seeking injunctive or equitable relief, it shall be submitted to arbitration for resolution, which arbitration shall be conducted in New York, before one arbitrator, in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrator shall be binding on the parties and judgment upon the award or arbitration rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall limit its judgment to the matters permitted to be submitted to it under the express terms of this Agreement. The expense of the arbitrator shall be borne equally between the parties hereto. 11.3 THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTELLIGENTLY WAIVE THEIR RIGHTS TO A JURY TRIAL IN ANY ACTION, SUIT, OR PROCEEDING RELATING TO, ARISING UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT, AGREEMENT, OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION WITH THE FOREGOING. 11.4 [Reserved] 11.5 The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision hereof. 11.6 In the event any legal action, including an action seeking injunctive relief as provided herein, is instituted by either party for the purpose of interpreting or enforcing any term or provision of this Agreement, the prevailing party in such action shall be entitled to recovery of reasonable attorneys’ fees and expenses incurred in connection therewith, including investigative and expert fees and all other actual arbitration and court costs. The provisions of this Section will survive the termination or expiration of this Agreement. 11.7 Notification under this Agreement will be made by email or overnight delivery service (with confirmation of transmission) to the addresses specified in Section VII of the Specific Terms Schedule (or such other address as may be provided to the other party in writing from time to time). 11.8 This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by an authorized representative of the parties hereto or their respective permitted assigns.

Operator JAFS Flight Support Services Agreement Page 9 11.9 Neither Operator nor Service Provider may assign this Agreement, in whole or in part, without the prior written consent of the other, which will not be unreasonably withheld or delayed. 11.10 Each of the parties hereto represents to the other party that it has been represented by legal counsel in connection with the negotiation and execution of the Agreement. In addition, Operator represents that it has retained its own tax advisor and is not relying in any way on Service Provider for tax advice. 11.11 The delay or omission in the exercise or enforcement of any right or remedy by either party shall not be construed as a waiver of such right or remedy.

Operator JAFS Flight Support Services Agreement Page 10 Exhibit A Form of ACKNOWLEDGEMENT OF PILOT’S APPOINTMENT AS AGENT OF OPERATOR REGARDING POSSESSION, USE AND OPERATIONAL CONTROL OF AIRCRAFT Reference is made to that certain FLIGHT SUPPORT SERVICES AGREEMENT (the “Agreement”), with an effective date of _________, by and between Jet Aviation Flight Services, Inc. (the “Service Provider”) and Carlyle Investment Management L.L.C. (the “Operator”). This Acknowledgement of Pilot’s Appointment as Agent and Operator’s Possession, Use and Opera- tional Control of Aircraft (this “Agency Appointment”) is made by and between Operator and the pilot listed below (“Pilot”). Other capitalized but undefined terms used below will have the mean- ings given to them in the Agreement. Under the Agreement, Service Provider has agreed to provide certain services to assist Operator in his operation of the Aircraft, including pilot services. Pilot is employed by Service Provider. Each Pilot has been accepted and approved by Operator, to assist in providing pilot services to Operator, subject to the terms and conditions of this Agency Appointment. Operator and Pilot therefore agree as follows: 1. Operator hereby appoints Pilot as his agent, and Pilot hereby accepts such ap- pointment as Operator’s agent. This agency relationship will exist at all times while Pilot is provid- ing pilot services for Operator, in each case beginning at the time Pilot reports for an assignment involving flight time for a flight to be operated by Operator (each such flight a “Flight”) and ending at such time as Pilot is released from such Flight assignment by Operator. Notwithstanding any- thing in the foregoing to the contrary, other than when acting within the scope of the specific direction or instructions provided to Pilot by Operator under this Agency Appointment and related to Operator’s operation of the Aircraft, Pilot will have no authority whatsoever, apparent or explicit, express or implied, to bind Operator to any form of agreement whatsoever with any affiliated or third party. 2. Pilot understands and acknowledges that Operator will have and retain exclusive possession and use of the Aircraft for each Flight, and Operator will retain the exercise of authority over initiating, conducting or terminating a flight, subject to the pilot-in-command’s authority for all safety of flight matters. Pilot agrees to comply with the instructions and directions of Operator, both written and oral, to enable Operator to exercise operational control of the Aircraft during each Flight in which Pilot participates as a member of the flight crew. 3. Pilot understands and acknowledges that his/her compensation will continue to be paid by Service Provider and not by Operator. Pilot agrees that (s)he will not, by virtue of being an agent of Operator hereunder, be eligible to receive any compensation which employees of Operator receive nor receive any benefits for which employees of Operator are eligible. PILOT: Print Name: Date: